JEFFERSON NATIONAL LIFE INSURANCE COMPANY ("THE COMPANY")         [LOGO OMITTED]
DALLAS, TEXAS
ATTENTION:  VARIABLE ANNUITY NEW BUSINESS
P.O. BOX 36750,  LOUISVILLE, KY 40233
FAX: 1-866-667-0563


                    CHECKS PAYABLE TO: JEFFERSON NATIONAL LIFE INSURANCE COMPANY
                             [ ] Check here to send contract directly to client.
--------------------------------------------------------------------------------
                          MONUMENT ADVISOR APPLICATION

OWNER IS (CHECK ONE):

[ ] Individual  [ ]  Trust*  [ ]  CRT*  [ ]  Corporation*  [ ]  Other __________

                   * Non-natural contract owners must accompany application with additional form: JNL-6000 DUE DILIGENCE SUPPLEMENT.

------------------------------------------------------------------------------------------------------------------------------------
1A. OWNER                                                          1B. JOINT OWNER (IF APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Name (FIRST, MI, LAST)                                             Name (FIRST, MI, LAST)

------------------------------------------------------------------------------------------------------------------------------------
Street Address                                                     Street Address

------------------------------------------------------------------------------------------------------------------------------------
City                            State          Zip                   City                          State         Zip

------------------------------------------------------------------------------------------------------------------------------------
SS#/Tax ID #                    Phone                              SS#/Tax ID #                    Phone

------------------------------------------------------------------------------------------------------------------------------------
Birth Date (MO, DAY, YR)        [ ] Male       [ ] Female          Birth Date (MO, DAY, YR)        [ ] Male      [ ] Female


------------------------------------------------------------------------------------------------------------------------------------
2A. ANNUITANT (IF NOT OWNER)                                       2B. JOINT ANNUITANT (IF APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
Name (FIRST, MI, LAST)                                             Name (FIRST, MI, LAST)

------------------------------------------------------------------------------------------------------------------------------------
Street Address                                                     Street Address

------------------------------------------------------------------------------------------------------------------------------------
City                            State          Zip                 City                            State         Zip

------------------------------------------------------------------------------------------------------------------------------------
SS#/Tax ID #                    Phone                              SS#/Tax ID #                    Phone

------------------------------------------------------------------------------------------------------------------------------------
Birth Date (MO, DAY, YR)          [ ] Male     [ ]  Female         Birth Date (MO, DAY, YR)        [ ] Male      [ ] Female

------------------------------------------------------------------------------------------------------------------------------------
3A. PRIMARY BENEFICIARIES                                          3B. CONTINGENT BENEFICIARIES
------------------------------------------------------------------------------------------------------------------------------------
Name #1 (FIRST, MI, LAST)                      Relationship        Name #1 (FIRST, MI, LAST)                     Relationship

------------------------------------------------------------------------------------------------------------------------------------
SS#/Tax ID #                    Birth Date     Percentage          SS#/Tax ID #                    Birth Date    Percentage
                                (MO, DAY, YR)                                                      (MO, DAY, YR)

------------------------------------------------------------------------------------------------------------------------------------
Name #2 (FIRST, MI, LAST)                      Relationship        Name #2 (FIRST, MI, LAST)                     Relationship

------------------------------------------------------------------------------------------------------------------------------------
SS#/Tax ID #                    Birth Date     Percentage          SS#/Tax ID #                    Birth Date    Percentage
                                (MO, DAY, YR)                                                      (MO, DAY, YR)
------------------------------------------------------------------------------------------------------------------------------------
[ ] Check here to include additional beneficiaries on separate     [ ] Check here to include additional beneficiaries on separate
    page.                                                              page.
------------------------------------------------------------------------------------------------------------------------------------
4. PURCHASE PAYMENT/ PLAN TYPE ($25,000 MINIMUM. FILL OUT SECTION A OR SECTION B.)
------------------------------------------------------------------------------------------------------------------------------------
A. NONQUALIFIED:
   [ ]  1035 Exchange           Estimated Amount: $______________  (REQUIRES FORM VA121: AUTHORIZATION TO TRANSFER FUNDS AND STATE
                                                                   REPLACEMENT FORMS.)
   OR ------------------------------------------------------------------------------------------------------------------------------

   [ ] New Money                Amount: $ _______________ paid by: [ ]  Enclosed Check or [ ]  EFT  Bank  ROUTING/ABA # ____________

                                                                                                            ACCOUNT # ______________
------------------------------------------------------------------------------------------------------------------------------------
B. QUALIFIED:
   [ ] Transfer  [ ] Rollover   Estimated Amount $_______________  (REQUIRES FORM VA121 AUTHORIZATION TO TRANSFER FUNDS AND STATE
                                                                   REPLACEMENT FORMS.)

   OR ------------------------------------------------------------------------------------------------------------------------------

   [ ] New Money                Amount: $ _____________   paid by: [ ]  Enclosed Check or [ ] EFT  Bank ROUTING/ABA # ______________

                                                                                                          ACCOUNT # ________________

------------------------------------------------------------------------------------------------------------------------------------
QUALIFIED PLAN TYPE:            [ ] IRA [ ] Roth IRA [ ] SEP IRA [ ] Simple IRA [ ] Other _______ IRA Contribution for Tax Yr: _____

------------------------------------------------------------------------------------------------------------------------------------
JNL-6005-2  Monument Advisor                                                                                             Page 1 of 4

------------------------------------------------------------------------------------------------------------------------------------
5. INVESTMENT SELECTIONS
------------------------------------------------------------------------------------------------------------------------------------
Use whole percentages to indicate the investment allocation desired. The percentages allocated for all portfolios must equal 100%.
--------------------------------------------------  --------------------------------------------  ----------------------------------
40/86 SERIES TRUST                                  LAZARD RETIREMENT SERIES, CONT.               RYDEX VARIABLE FUNDS, CONT.
--------------------------------------------------  --------------------------------------------  ----------------------------------
______% 40/86 Balanced Portfolio                    ______% Lazard Ret. International Equity      ______% Rydex Large-Cap Japan Fund
______% 40/86 Equity Portfolio                              Portfolio                             ______% Rydex Large-Cap Growth
______% 40/86 Fixed Income Portfolio                ______% Lazard Retirement Small Cap Portfolio         Fund
______% 40/86 Government Securities Portfolio       --------------------------------------------  ______% Rydex Large-Cap Value Fund
______% 40/86 High Yield Portfolio                  LORD ABBETT SERIES FUND, INC.                 ______% Rydex Leisure Fund
______% 40/86 Money Market Portfolio                --------------------------------------------  ______% Rydex Long Dyn. Dow 30
--------------------------------------------------  ______% Lord Abbett America's Value Portfolio         Fund
ADVISORONE FUNDS--RYDEX VAR. TRUST                  ______% Lord Abbett Growth and Income         ______% Rydex Medius Fund
--------------------------------------------------          Portfolio                             ______% Rydex Mekros Fund
______% CLS AdvisorOne Amerigo                      --------------------------------------------  ______% Rydex Mid-Cap Growth Fund
______% CLS AdvisorOne Clermont                     NEUBERGER BERMAN ADVISERS MGMT TRUST          ______% Rydex Mid-Cap Value Fund
--------------------------------------------------  --------------------------------------------  ______% Rydex Nova Fund
AIM VARIABLE INSURANCE FUNDS (SERIES I)             ______% NB AMT Fasciano Portfolio (S CLASS)   ______% Rydex OTC Fund
--------------------------------------------------  ______% NB AMT High Income Bond (S CLASS)     ______% Rydex Precious Metals Fund
______% AIM V.I. Basic Value Fund (SERIES II)       ______% NB AMT Limited Maturity Bond          ______% Rydex Real Estate Fund
______% AIM V.I. Core Stock Fund                            Portfolio                             ______% Rydex Sector Rotation Fund
______% AIM V.I. High Yield Fund                    ______% NB AMT Midcap Growth Portfolio        ______% Rydex Small-Cap Growth
______% AIM V.I. Mid Cap Core Equity Fund (SERIES   ______% NB AMT Partners Portfolio                     Fund
        II)                                         ______% NB AMT Regency Portfolio              ______% Rydex Small-Cap Value Fund
______% AIM V.I. Real Estate                        ______% NB AMT Socially Responsive Portfolio  ______% Rydex Technology Fund
______% AIM V.I. Financial Services Fund            --------------------------------------------- ______% Rydex Telecommun. Fund
______% AIM V.I. Global Health Care Fund            PIMCO VARIABLE INSURANCE TRUST (ADMIN CL.)    ______% Rydex Titan 500 Fund
______% AIM V.I. Technology Fund                    --------------------------------------------  ______% Rydex Transportation Fund
--------------------------------------------------  ______% PVIT Money Market Portfolio           ______% Rydex Ursa Fund
THE ALGER AMERICAN FUND                             ______% PVIT Real Return Portfolio            ______% Rydex U.S. Gov't Bond Fund
--------------------------------------------------  ______% PVIT Short Term Portfolio             ______% Rydex U.S. Gov't Money
______% AA Growth Portfolio                         ______% PVIT Total Return Portfolio                   Market  Fund
______% AA Leveraged AllCap Portfolio               --------------------------------------------  ______% Rydex Utilities Fund
______% AA MidCap Growth Portfolio                  PIONEER VARIABLE CONTRACTS TRUST              ______% Rydex Velocity 500 Fund
______% AA Small Capitalization Portfolio           --------------------------------------------  ----------------------------------
--------------------------------------------------  ______% Pioneer Core Bond VCT II Portfolio    SALOMON BROS. VAR. SERIES FUNDS
AMERICAN CENTURY VARIABLE PORTFOLIOS                ______% Pioneer Equity Income VCT II          ----------------------------------
--------------------------------------------------          Portfolio                             ______% Salomon Brothers Var. All
______% Amer. Cent. VP Balanced Fund                ______% Pioneer Europe VCT II Portfolio               Cap Fund
______% Amer. Cent. VP Income & Growth Fund         ______% Pioneer Fund VCT II Portfolio         ______% Salomon Bros. Var.
______% Amer. Cent. VP Inflation Prot. Fund         ______% Pioneer High Yield VCT II Portfolio           Agressive Growth Fund
       (CLASS II)                                   ______% Pioneer Mid Cap Value VCT II          ______% SB Government Portfolio
______% Amer. Cent. VP International Fund                   Portfolio                                     (SALOMON B SHARES)
______% Amer. Cent. VP Value Fund                   ______% Pioneer Money Market VCT I Portfolio  ______% Salomon Bros. Var. High
--------------------------------------------------  --------------------------------------------          Yield Fund
DREYFUS FUNDS (INITIAL SHARES)                      POTOMAC FUNDS                                 ______% Salomon Bros. Var. Large
--------------------------------------------------  --------------------------------------------          Cap Growth Fund
______% Drey. IP Sm. Cap Stock Index Port.          ______% Potomac Dynamic VP HY Bond Fund       ______% Salomon Bros. Var.
        (SERVICE)                                   --------------------------------------------          Strategic Bond Fund
______% Dreyfus VIF Disciplined Stock Portfolio     ROYCE CAPITAL FUND                            ______% Salomon Bros. Var. Total
______% Dreyfus VIF International Value Portfolio   --------------------------------------------          Return Fund
______% Dreyfus Stock Index Fund                    ______% Royce Micro-Cap Portfolio             ----------------------------------
______% The Dreyfus Socially Resp. Growth Fund      ______% Royce Small-Cap Portfolio             SELIGMAN PORTFOLIOS, INC
--------------------------------------------------  --------------------------------------------  ----------------------------------
FEDERATED INSURANCE SERIES                          RYDEX VARIABLE TRUST                          ______% Seligman Communications
--------------------------------------------------  --------------------------------------------          & Info Portfolio
______% Federated High Income Bond Fund II          ______% Rydex Arktos Fund                     ______% Seligman Global Technology
______% Federated International Equity Fund II      ______% Rydex Banking Fund                            Portfolio
______% Federated Capital Income Fund II            ______% Rydex Basic Materials Fund            ----------------------------------
--------------------------------------------------  ______% Rydex Biotechnology Fund              THIRD AVENUE VAR SERIES TRUST
JANUS ASPEN SERIES (SERVICE SHARES)                 ______% Rydex Consumer Products Fund          ----------------------------------
--------------------------------------------------  ______% Rydex Electronics Fund                ______% Third Avenue Value
______% Janus Aspen Mid Cap Growth Portfolio        ______% Rydex Energy Fund                             Portfolio
______% Janus Aspen Growth Portfolio                ______% Rydex Energy Services Fund            ----------------------------------
______% Janus Aspen Worldwide Growth Portfolio      ______% Rydex Financial Services Fund         VAN ECK WORLDWIDE INSURANCE
______% Janus Aspen International Growth Port.      ______% Rydex Healthcare Fund                 ----------------------------------
______% Janus Aspen Growth and Income Port.         ______% Rydex Internet Fund                   ______% Van Eck Worldwide Bond
--------------------------------------------------  ______% Rydex Inverse Dynamic Dow 30 Fund             Fund
LAZARD RETIREMENT SERIES                            ______% Rydex Inverse Mid-Cap Fund            ______% Van Eck Worldwide Emerging
--------------------------------------------------  ______% Rydex Inverse Small-Cap Fund                  Mkts. Fund
______% Lazard Ret. Emerging Markets Portfolio      ______% Rydex Juno Fund                       ______% Van Eck Worldwide Hard
______% Lazard Retirement Equity Portfolio          ______% Rydex Large-Cap Europe Fund                   Assets Fund
                                                                                                  ______% Van Eck Worldwide Real
                                                                                                          Estate Fund
                                                                                                  ______% Van Eck Worldwide Absolute
                                                                                                          Return Fund
                                                                                                  ----------------------------------
                                                                                                  WELLS FARGO ADVANTAGE FUNDS
                                                                                                  ----------------------------------
                                                                                                  ______% Wells Fargo Advantage
                                                                                                          Discovery Fund
                                                                                                  ______% Wells Fargo Advantage
                                                                                                          Opportunity Fund
------------------------------------------------------------------------------------------------------------------------------------
6. REBALANCING INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
    Rebalance contract:                [ ]  Annually      [ ]  Semi-Annually      [ ]  Quarterly
------------------------------------------------------------------------------------------------------------------------------------
JNL-6005-2   Monument Advisor                                                                                            Page 2 of 4


------------------------------------------------------------------------------------------------------------------------------------
7. ELECTRONIC ACCESS
------------------------------------------------------------------------------------------------------------------------------------
As Owner of the Contract, I hereby agree to access all information relating to my Contract ELECTRONICALLY, through my Jefferson
National online account which shall be established upon issuance of my contract. I can access my contract through the Jefferson
National website, www.jeffnat.com.

I agree to visit the Jefferson National website periodically to review all documents relating to my Contract. I agree to keep
Jefferson National apprised of any changes to my e-mail address shown below. I agree to maintain the password security of my online account and understand that I will be responsible for all orders, data, information or requests using my password. If I suspect there is unauthorized use of my password, I agree to notify Jefferson National immediately.

OWNER/ANNUITANT E-MAIL ADDRESS (REQUIRED)____________________________________

------------------------------------------------------------------------------------------------------------------------------------
8. INVESTMENT ADVISOR AUTHORIZATION (TO BE SIGNED BY INVESTMENT ADVISOR, IF ANY.)
------------------------------------------------------------------------------------------------------------------------------------
Will the proposed contract replace any existing annuity or insurance contract?  [ ] No    [ ]    Yes

                                                                                  If YES, REPLACEMENT REQUIREMENTS MUST BE FOLLOWED.
                                                                                      (ALL TRANSFERS AND/OR EXCHANGES ARE CONSIDERED
                                                                                                                      REPLACEMENTS.)

I, the Investment Advisor, have reviewed the Contract Owner's financial status, tax status, and investment objectives and determined that the annuity for which the Contract Owner is applying is suitable. Enclose FORM VA-125 SUITABILITY FOR RIA-ADVISED SALES signed by the Contract Owner. ALSO ENCLOSE COPY OF EXECUTED ADVISOR AUTHORIZATION AGREEMENT FOR EACH ADVISOR ON THE CONTRACT.

------------------------------------------------------------------------------------------------------------------------------------
A. SIGNATURE OF INVESTMENT ADVISOR:                                B. NAME OF ADDITIONAL ADVISOR (THIRD PARTY INVESTMENT ADVISOR):

------------------------------------------------------------------------------------------------------------------------------------
   Print Name of Investment Advisor:   Name of Firm:

------------------------------------------------------------------------------------------------------------------------------------
   Address:                                                           Address:

------------------------------------------------------------------------------------------------------------------------------------
   Phone:                              Tax ID # /  SS #:              Phone:                                Tax ID # /  SS #:

------------------------------------------------------------------------------------------------------------------------------------
   E-Mail (REQUIRED):                                                 E-Mail (REQUIRED):

------------------------------------------------------------------------------------------------------------------------------------
9. REGISTERED REPRESENTATIVE CERTIFICATION (TO BE SIGNED BY REGISTERED REPRESENTATIVE, IF ANY.)
------------------------------------------------------------------------------------------------------------------------------------

I certify that I have asked all the questions in the application and correctly recorded the answers of the proposed Owner/Annuitant.
I have presented to the Company all the pertinent facts, and I know nothing unfavorable about the proposed Owner/Annuitant that is not stated in this application.
------------------------------------------------------------------------------------------------------------------------------------
A. SIGNATURE OF REGISTERED REPRESENTATIVE #1:                      B. SIGNATURE OF REGISTERED REPRESENTATIVE #2:
------------------------------------------------------------------------------------------------------------------------------------
   Print Name:                                                        Print Name:

------------------------------------------------------------------------------------------------------------------------------------
   Date:                                                              Date:

------------------------------------------------------------------------------------------------------------------------------------
   Address:                                                           Address:

------------------------------------------------------------------------------------------------------------------------------------
   Phone #:                                                           Phone #:

------------------------------------------------------------------------------------------------------------------------------------

   E-mail (REQUIRED):                                                 E-mail (REQUIRED):

------------------------------------------------------------------------------------------------------------------------------------
C. NAME OF SERVICING REPRESENTATIVE FOR THIS CONTRACT:

------------------------------------------------------------------------------------------------------------------------------------
   Servicing Representative Phone #:

------------------------------------------------------------------------------------------------------------------------------------
   Servicing Representative E-mail (REQUIRED):

------------------------------------------------------------------------------------------------------------------------------------
10. FRAUD WARNINGS
------------------------------------------------------------------------------------------------------------------------------------
NAIC MODEL FRAUD STATMENT: Any person who knowingly presents a false or fardulent claim for payment of a loss or benefit or knowingly presents application for an insurance policy is subject to criminal and civil falst information in an application for insurance is guilty of a crime penalties.

AZ, AK, CO, KY, ME, NM, OH, OK, PA, TN: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purspose of defrauding the company. Penalties may include imprisonment, finds, or a denial of insurance benefits.

NJ: An person who includes any false or misleading information on an and may be subject to fines and confinement in prison.

FL: An person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application conataining any false, incomplete or misleading information is guilty of a felony of the third degree.
------------------------------------------------------------------------------------------------------------------------------------
JNL-6005-2     Monument Advisor                                                                                          Page 3 of 4



      \

------------------------------------------------------------------------------------------------------------------------------------
11.  OWNER STATEMENT
------------------------------------------------------------------------------------------------------------------------------------

All statements made on all pages of this application are true to the best of my knowledge and belief and I agree to all terms and conditions as stated herein. I also agree that this application may become a part of my annuity contract. I FURTHER VERIFY MY
UNDERSTANDING THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE
ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. I acknowledge receipt of a current prospectus. Under penalty of perjury, I certify that the social security or taxpayer identification number is correct as it appears in this application.

I understand that Jefferson National may, from time to time, sponsor conferences or otherwise remunerate broker/dealers or other third parties for marketing or other services. I understand that if a registered representative assisted me in the purchase of this variable annuity, he/she is acting as an agent of Jefferson National.

                                            [GRAPHIC OMITTED][GRAPHIC OMITTED]





Will the proposed contract replace any existing annuity or         [ ] No  [ ] Yes
insurance contract?                                                               If yes, replacement REQUIREMENTS MUST BE FOLLOWED.
                                                                                      (ALL TRANSFERS AND/OR EXCHANGES ARE CONSIDERED
                                                                                                                      REPLACEMENTS.)
------------------------------------------------------------------------------------------------------------------------------------
     Signature of Owner: Signature of Joint Owner:

------------------------------------------------------------------------------------------------------------------------------------
Date:                                                              Date:

------------------------------------------------------------------------------------------------------------------------------------
                                                           FOR HOME OFFICE USE
------------------------------------------------------------------------------------------------------------------------------------

JNL-6005-2    Monument Advisor                                                                                           Page 4 of 4